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EXHIBIT 21.01
INFORMATION REGARDING SUBSIDIARIES OF THE REGISTRANT

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
                                                                                         NAME UNDER WHICH
                  NAME                       JURISDICTION OF ORGANIZATION            SUBSIDIARY DOES BUSINESS
                  ----                       ----------------------------            ------------------------
Delaware Equipment Holdings, LLC          Delaware                            Delaware Equipment Holdings, LLC
Entercom Boston 1 Trust                   Massachusetts                       Entercom Boston License, LLC
                                                                              Entercom Boston LLC
Entercom Boston, LLC                      Delaware                            Entercom Boston, LLC
Entercom Boston License, LLC              Delaware                            Entercom Boston License, LLC
Entercom Buffalo, LLC                     Delaware                            Entercom Buffalo, LLC
Entercom Buffalo License, LLC             Delaware                            Entercom Buffalo License, LLC
Entercom Communications Capital Trust     Delaware                            Entercom Communications Capital Trust
Entercom Delaware Holding Corp.           Delaware                            Entercom Delaware Holding Corp.
Entercom Gainesville, LLC                 Delaware                            Entercom Gainesville, LLC
Entercom Gainesville License, LLC         Delaware                            Entercom Gainesville License, LLC
Entercom Greensboro, LLC                  Delaware                            Entercom Greensboro, LLC
Entercom Greensboro License, LLC          Delaware                            Entercom Greensboro License, LLC
Entercom Greenville, LLC                  Delaware                            Entercom Greenville, LLC
Entercom Greenville License, LLC          Delaware                            Entercom Greenville License, LLC
Entercom Kansas City, LLC                 Delaware                            Entercom Kansas City, LLC
Entercom Kansas City License, LLC         Delaware                            Entercom Kansas City License, LLC
Entercom Kansas City News License, LLC    Delaware                            Entercom Kansas City News License, LLC
Entercom Longview, LLC                    Delaware                            Entercom Longview, LLC
Entercom Longview License, LLC            Delaware                            Entercom Longview License, LLC
Entercom Madison, LLC                     Delaware                            Entercom Madison, LLC
Entercom Madison License, LLC             Delaware                            Entercom Madison License, LLC
Entercom Memphis, LLC                     Delaware                            Entercom Memphis, LLC
Entercom Memphis License, LLC             Delaware                            Entercom Memphis License, LLC
Entercom Micanopy License, LLC            Delaware                            Entercom Micanopy License, LLC
Entercom Milwaukee, LLC                   Delaware                            Entercom Milwaukee, LLC
Entercom Milwaukee License, LLC           Delaware                            Entercom Milwaukee License, LLC
Entercom New Orleans, LLC                 Delaware                            Entercom New Orleans, LLC
Entercom New Orleans License, LLC         Delaware                            Entercom New Orleans License, LLC
Entercom New York, Inc.                   New York                            Entercom Buffalo, LLC
                                                                              Entercom Buffalo License, LLC
                                                                              Entercom Rochester, LLC
                                                                              Entercom Rochester License, LLC
Entercom Norfolk, LLC                     Delaware                            Entercom Norfolk, LLC
Entercom Norfolk License, LLC             Delaware                            Entercom Norfolk License, LLC
Entercom Portland, LLC                    Delaware                            Entercom Portland, LLC
Entercom Portland License, LLC            Delaware                            Entercom Portland License, LLC
Entercom Radio, LLC                       Delaware                            Entercom Radio, LLC
Entercom Rochester, LLC                   Delaware                            Entercom Rochester, LLC
Entercom Rochester License, LLC           Delaware                            Entercom Rochester License, LLC
Entercom Sacramento, LLC                  Delaware                            Entercom Sacramento, LLC
Entercom Sacramento License, LLC          Delaware                            Entercom Sacramento License, LLC
Entercom Seattle, LLC                     Delaware                            Entercom Seattle, LLC
Entercom Seattle License, LLC             Delaware                            Entercom Seattle License, LLC
Entercom Seattle News License, LLC        Delaware                            Entercom Seattle News License, LLC
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
Entercom Wichita, LLC                     Delaware                            Entercom Wichita, LLC
Entercom Wichita License, LLC             Delaware                            Entercom Wichita License, LLC
Entercom Wilkes-Barre/Scranton, LLC       Delaware                            Entercom Wilkes-Barre Scranton, LLC
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